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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                          Allied Research Corporation
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                (Name of Registrant as Specified in Its Charter)

Zilkha Capital Partners, L.P., Lt. General William M. Keys, USMC (Ret.), John P.
         Rigas, Jean-Claude Roch, John R. Torell III, Donald E. Zilkha
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:
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NEWS RELEASE                       MacKenzie
                                   Partners, Inc.

CONTACTS:                          156 Fifth Avenue, New York, NY 10010
John Rigas                         Tel: 212-929-5500  Fax: 212-929-0308
Zilkha Capital Partners, L.P.      E-mail: proxy@mackenziepartners.com
(212) 935-9797
or                                 1888 Century Park East, Los Angeles, CA 90067
Stanley J. Kay                     Tel: 310-284-3110  Fax: 310-284-3140
MacKenzie Partners, Inc.
(212) 929-5940

FOR IMMEDIATE RELEASE
---------------------

            ZILKHA CAPITAL PLEDGES TO ADD TWO ADDITIONAL INDEPENDENT
           DIRECTORS IF SUCCESSFUL IN PROXY CONTEST TO REPLACE ALLIED
                    RESEARCH BOARD AT JUNE 9 ANNUAL MEETING

NEW YORK, NEW YORK, June 7, 1999--Zilkha Capital Partners, L.P. announced today that if its proxy solicitation to replace the board of directors of Allied Research Corporation (AMEX:ALR) is successful, it will appoint two additional independent directors to the Allied board. Zilkha has pledged that it will choose at least one of the independent directors from persons recommended by Allied's institutional shareholders. Both independent directors will have no affiliation with Zilkha Capital or its affiliates.

John P. Rigas, Co-Managing Partner of Zilkha Capital, commented, "We welcome wholeheartedly the suggestion from our fellow institutional shareholders that it would be a strong, positive sign to the investment community to bring on to the board one more highly qualified independent director. To demonstrate our conviction to have a strong independent board, we are publicly announcing our intention to recruit not just one but two more individuals who can help us enhance value for all investors."

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